e-Marine Co., Ltd.

FINANCIAL STATEMENTS

DECEMBER 31, 2016

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholder

eMarine Co., Ltd.

We have audited the accompanying consolidated balance sheet of eMarine Co., Ltd. (the “Company”) as of December 31, 2016, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of eMarine Co., Ltd. as of December 31, 2016 and the results of its consolidated operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered liquidity constraints due to recurring losses since inception. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Turner, Stone & Company, L.L.P.

Dallas, Texas

May 22, 2018

F-2

e-Marine Co., Ltd.

BALANCE SHEET

(In thousands of Korean Won, except share and per share amounts)

	December 31, 2016

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	￦	157,971
Short-term financial instruments		65,000
Accounts receivable, net of of allowance for doubtful accounts of ￦5,830		307,116
Inventories		231,290
Loans to related parties		164,000
Investment in subsidiary		-
Other current assets		68,972
Total Current Assets		994,349

Property and equipment, net		24,987
Goodwill		1,430,625
Intangible assets, net		507,239
Deposits		87,798
Total Assets	￦	3,044,998

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable	￦	956,395
Nontrade payables		1,167,347
Other current liabilities		287,615
Short-term borrowings		2,632,725
Loans from related parties		-
Current portion of long-term debt		120,000
Total Current Liabilities		5,164,082

Long-term debt		730,000
Loans from related parties		221,505
Accrued benefit pension liability		880,656
Total Liabilities		6,996,243

Commitments and Contingencies (Note 13)		-

Temporary Equity - Redeemable convertible preferred stock		636,007

STOCKHOLDERS’ DEFICIT :
Common stock, authorized 100,000,000 shares; par value ￦ 10,000 245,286 shares issued and outstanding		2,454,860
Additional paid-in capital		872,574
Accumulated other comprehensive loss		(73,138)
Accumulated deficit		(7,841,548)
Total Stockholders’ Deficit		(4,587,252)
Total Liabilities and Stockholders’ Deficit	￦	3,044,998

See accompanying notes to the financial statements.

F-3

e-Marine Co., Ltd.

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands of Korean Won, except share and per share amounts)

	Year Ended
	December 31, 2016

Revenue
Product	￦	2,321,425
Service		2,543,715
Total revenue		4,865,140
Cost of revenue
Product		1,959,184
Service		1,731,370
Total cost of revenue		3,690,554
Gross margin		1,174,586

Selling, general and administrative expenses		2,286,685
Loss from operations		(1,112,099)

Other expense:
Interest expense, net		(198,556)
Other income (expense), net		11,070
Total other expense		(187,486)

Loss before provision for income taxes		(1,299,585)

Income tax benefit		(16,205)

Net loss	￦	(1,283,380)

Net loss per common share	￦	(5,228)
Weighted average common shares outstanding		245,486

Net loss	￦	(1,283,380)
Other comprehensive income (loss):
Remeasurement of pension liabilities		57,453
Other comprehensive income, net of tax:		57,453
Comprehensive loss	￦	(1,225,927)

See accompanying notes to the financial statements.

F-4

e-Marine Co., Ltd.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

For the Year Ended December 31, 2016

(In thousands of Korean Won, except share amounts)

	Common Stock					Accumulated Other			Total
	$0.001 Par Value			Additional		Comprehensive	Accumulated		Stockholders’
	Shares	Amount		Paid-in Capital		Loss	Deficit		Deficit
Balance, December 31, 2015	245,286	￦	2,454,860	￦	872,574	￦ (130,591)	￦	(6,558,168)	￦ (3,361,325)
Remeasurement of pension liabilities						57,453			57,453
Net loss								(1,283,380)	(1,283,380)
Balance, December 31, 2016	245,286	￦	2,454,860	￦	872,574	￦ (73,138)	￦	(7,841,548)	￦ (4,587,252)

See accompanying notes to the financial statements.

F-5

e-Marine Co., Ltd.

STATEMENT OF CASH FLOWS

(In thousands of Korean Won)

	Year Ended
	December 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	￦	(1,283,380)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization		18,449
Pension plan expenses		210,059
Bad debt		5,830
Deferred income taxes		(16,205)
Payroll offset against loan to affiliate		6,000
Foreign currency loss (gain)		5,258
Changes in operating assets and liabilities:
Accounts receivable		571,442
Inventories		(162,570)
Other current assets		(21,564)
Deposits		(7,000)
Accounts payable		252,283
Nontrade payables		344,627
Other current liabilities		(160,099)
Pension benefits payments		(84,268)
NET CASH USED IN OPERATING ACTIVITIES		(321,138)
CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease in loans to related parties		-
Decrease in loans to related parties		-
Purchase of short-term financial instruments		(123,110)
Proceeds from disposals of short-term financial instruments		85,114
Purchase of property and equipment		(11,178)
Purchase of intangible assets		-
NET CASH USED IN (PROVIDED BY) INVESTING ACTIVITIES		(49,174)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from private placement, net		-
Drawdown of short-term borrowings		1,898,665
Repayment of short-term borrowings		(2,588,489)
Repayment of current portion of long-term debt		(120,000)
Borrowings of long-term debt		500,000
Advances from a related party		162,000
Repayment of long-term debt		-
Issuance of redeemable convertible preferred stock		636,007
Repayment of loans from related parties		(113,495)
NET CASH PROVIDED BY FINANCING ACTIVITIES		374,688

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS		4,376
CASH AND CASH EQUIVALENTS- beginning of year		153,595
CASH AND CASH EQUIVALENTS- end of year	￦	157,971
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	￦	223,408
Income taxes	￦	-
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Consideration due for the business acquisition	￦	500,000
Offset of loans from related parties against loans to related parties	￦	200,000
Refinancing of short-term borrowings	￦	1,600,000

See accompanying notes to the financial statements.

F-6

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 1 – DESCRIPTION OF BUSINESS AND ORGANIZATION

e-Marine Co., Ltd. (the “Company”) was organized under the laws of the Republic of Korea on January 2, 2001. The Company is a leading Maritime Information and Communications Technology provider to the markets it serves, including government agencies and prestigious maritime shipping companies. The Company seeks to achieve safety of life at sea through the use of various technologies, such as e-Navigation, Maritime Internet-of-Things (otherwise known as “I.o.T.”) and Marine Big data technology (collectively, “Maritime ICT Convergence”. Its main products and services are divided into four categories, which are Electronic Chart Display & Information System, or “ECDIS”, Smart Ship, Overseas Solutions Distributions and Aids to Navigation.

NOTE 2 – LIQUIDITY FINANCIAL CONDITION AND MANAGEMENT PLANS

These financial statements have been prepared on the basis of a going concern which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

As of December 31, 2016, the Company had cash of ￦157,971 thousand. For the year ended December 31, 2016, the Company reported loss from operations of ￦1,112,099 thousand, and net cash used in operating activities of ￦321,138 thousand. The Company continues to experience liquidity constraints due to the continuing losses. These factors contributed to the Company’s substantial doubt of its ability to continue as a going concern.

During 2018 and 2017, management has addressed going concern remediation through funding through the private placement and is continuing initiatives to raise capital to meet future working capital requirements. However, additional capital is required to reduce the risk of going concern uncertainties for the Company beyond the next twelve months as of the reporting date. There is no certainty that the Company will be able to arrange sufficient funding to continue its operations.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Functional and Reporting Currency

The Company uses Korean Won as its functional currency since the majority of the Company’s revenues, expenses, assets and liabilities are recognized in the Republic of Korea and the reporting currency is the same as the functional currency.

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are used in determining, among other items, allowance for doubtful accounts, inventory reserve, impairment testing for goodwill and other intangible assets, pension liabilities, income taxes and contingencies. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with a maturity of less than three months at purchase to be cash equivalents.

F-7

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Fair Value of Financial Instruments

The Company adopted Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures”, for assets and liabilities measured at fair value on a recurring basis. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

The carrying values reported in balance sheets for current financial assets and current financial liabilities approximate their estimated fair market values based on the short-term maturity of these instruments.

Accounts Receivable and Allowance for Doubtful accounts

Accounts receivable are customer obligations due under normal trade terms. The Company performs continuing credit evaluations of its customers’ financial condition and reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible. The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve based on historical experience, in its overall allowance for doubtful accounts.

Inventories

Inventories are stated at the lower of cost, determined by the first-in, first-out (“FIFO”) method, or market.

The Company continually analyzes its slow-moving and excess inventories. Based on historical and projected sales volumes and anticipated selling prices, the Company establishes reserves. Inventory that is in excess of current and projected use is reduced by an allowance to a level that approximates its estimate of future demand. Products that are determined to be obsolete are written down to net realizable value.

Property and Equipment

Property and equipment are stated at cost. The Company provides for depreciation generally on the straight-line method based upon estimated useful life of 5 years for vehicles, Office equipment, fixtures and furniture and others.

Costs related to repair and maintenance activities are expensed in the period in which they are incurred unless leading to an extension of the original lifetime or capacity.

Goodwill and Other Intangible Assets

The Company accounts for goodwill and intangible assets in accordance with ASC 350 “Intangibles - Goodwill and Other”. ASC 350 requires that goodwill and other intangible assets with indefinite lives be tested for impairment annually or on an interim basis if events or circumstances indicate that the fair value of an asset has decreased below its carrying value.

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in business combinations. ASC 350 requires that goodwill be tested for impairment at the reporting unit level (operating segment or one level below an operating segment) on an annual basis and between annual tests when circumstances indicate that the recoverability of the carrying amount of goodwill may be in doubt. Application of the goodwill impairment test requires judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value. Significant judgment is required to estimate the fair value of reporting units including estimating future cash flows, determining appropriate discount rates and other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value and/or goodwill impairment.

F-8

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

The Company’s business includes one goodwill reporting unit. The Company annually reviews goodwill for possible impairment by comparing the fair value of the reporting unit to reporting unit’s carrying amount. If the fair value exceeds the carrying amount, no goodwill impairment is deemed to exist. If the fair value does not exceed the carrying amount, goodwill is tested for impairment and written down to its implied fair value if it is determined to be impaired. The Company performs its annual goodwill impairment test at December 31 on an annual basis.

Identifiable intangible assets are recorded at cost, or when acquired as part of a business acquisition, at estimated fair value. The Company periodically evaluates identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

Amortization is computed utilizing the straight-line method over the estimated useful life of 5 years for industrial property rights, software and others. Amortizable intangible assets are only evaluated for impairment upon a significant change in the operating or macroeconomic environment. If an evaluation of the undiscounted future cash flows indicates impairment, the asset is written down to its estimated fair value, which is based on its discounted future cash flows. Based upon its qualitative assessment, the Company determined that intangible assets were not impaired on December 31, 2016.

Pension

The amounts recognized in the financial statements relating to employees’ severance payments and pension plans are determined on an actuarial basis utilizing certain assumptions in the calculation of such amounts. The assumptions used in determining net periodic costs and liabilities for employees’ severance payments include discount rate, rate of increase in compensation levels, average remaining years of service and other factors.

Preferred Stock

The Company accounts for preferred stock in accordance with ASC 480 “Distinguishing Liabilities From Equity”. ASC 480 requires, when determining the classification and measurement of its preferred stock, preferred shares subject to mandatory redemption would be classified as liability instruments and are measured at fair value.

Conditionally redeemable preferred shares (including preferred shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) would be classified as temporary equity. At all other times, preferred shares are classified as stockholders’ equity.

Revenue Recognition

Revenue recognition for multiple-element arrangements requires judgment to determine if multiple elements exist, whether elements can be accounted for as separate units of accounting, and if so, the fair value for each of the elements.

Revenue for sale of goods is recognized when the significant risks and rewards of ownership have been transferred to the customer, recovery of the consideration is probable, the associated costs and possible return of the goods can be estimated reliably, there is no continuing involvement with goods, and the amount of revenue can be measured reliably. If it is probable that discounts will be granted and the amount can be measured reliably, then the discount is recognized as a reduction of revenue as the sales are recognized.

Revenue from services is recognized by reference to the stage of performance of the services when the Company can reliably measure the amount of revenue and the recovery of the consideration is considered probable.

F-9

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Research and Development

Research and development expenditures for the Company’s projects are expensed as incurred. Research and development costs were ￦33,464 thousand for the year ended December 31, 2016, and are reported within selling, general and administrative expenses.

Income Taxes

The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” (“ASC 740-10”), which requires, among other things, an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred tax asset will not be realized. Tax positions that meet the more likely than not recognition threshold are measured at the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority.

The Company follows the provision of ASC 740-10 related to Accounting for Uncertain Income Tax Positions. When tax returns are filed, there may be uncertainty about the merits of positions taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions.

The portion of the benefit associated with tax positions taken that exceed the amount measured as described above should be reflected as a liability for uncertain tax benefits in the accompanying balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination. The Company believes its tax positions are all more likely than not to be upheld upon examination. As such, the Company has not recorded a liability for uncertain tax benefits.

Earnings (Loss) Per Share

Earnings (loss) per share are calculated in accordance with ASC 260 “Earnings Per Share,” which provides for the calculation of “basic” and “diluted” earnings (loss) per share. Basic earnings (loss) per share includes no dilution and is computed by dividing net earnings by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share reflect, in periods in which they have a dilutive effect, the effect of common shares issuable upon exercise of stock options. The following securities were not included in the diluted net loss per share calculation because their effect was anti-dilutive for the year presented.

December 31, 2016
Redeemable convertible preferred stock	12,800
Potential dilutive shares	12,800

These shares were excluded due to their antidilutive effect.

Recent Accounting Pronouncements

In February 2016, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842). This ASU will increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. Certain qualitative and quantitative disclosures are required, as well as a retrospective recognition and measurement of impacted leases. This ASU is effective for fiscal years and interim periods within those years beginning after December 15, 2018, with early adoption permitted. The Company is currently evaluating this ASU to determine its impact on the Company’s operations, financial position, cash flows and disclosures.

F-10

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). This ASU is a comprehensive new revenue recognition model that requires a company to recognize revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. In August 2015, FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of ASU 2014-09 to reporting periods beginning after December 15, 2017, with early adoption permitted for reporting periods beginning after December 15, 2016. Subsequently, FASB issued ASUs in 2016 containing implementation guidance related to ASU 2014-09, including: ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net) , which is intended to improve the operability and understandability of the implementation guidance on principal versus agent considerations; ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing , which is intended to clarify two aspects of Topic 606: identifying performance obligations and the licensing implementation guidance; and ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients , which contains certain provision and practical expedients in response to identified implementation issues. The Company has adopted ASU 2014-09 and related ASUs on January 1, 2018. Companies may use either a full retrospective or a modified retrospective approach to adopt these ASUs. On January 1, 2018, the Company adopted ASU 2014-09, using the full retrospective method, which requires reporting entities to apply the standard as of the earliest period presented in their financial statements. The Company completed its review of its material revenue streams and determined that the adoption of Topic 606 did not have a material impact on the Company’s condensed statements of operations and condensed balance sheets.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows Classification of Certain Cash Receipts and Cash Payments (Topic 230). This ASU will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. This ASU is effective for fiscal years beginning after December 15, 2017. The Company will require adoption on a retrospective basis unless it is impracticable to apply, in which case the Company would be required to apply the amendments prospectively as of the earliest date practicable. The Company does not believe this ASU to have an impact on the Company’s operations, financial position, cash flows and disclosures.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This ASU eliminates Step 2 along with amending other parts of the goodwill impairment test. Under ASU 2017-04, an entity should perform its annual or interim goodwill impairment test by comparing the fair value of the reporting unit with its carrying amount, and should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value with the loss not exceeding the total amount of goodwill allocated to that reporting unit. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods therein with early adoption permitted for interim or annual goodwill impairment tests performed after January 1, 2017. At adoption, this update will require a prospective approach. The Company is currently evaluating this ASU to determine its impact on the Company’s operations, financial position, cash flows and disclosures.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

NOTE 4 — INVENTORIES

The components of inventories are as follows (in thousands of Korean Won):

	December 31, 2016
Finished goods	￦	98,100
Raw materials		133,190
		231,290
Less: Inventory reserve		-
Total, net	￦	231,290

F-11

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 5 — PROPERTY AND EQUIPMENT

The components of property and equipment are as follows (in thousands of Korean Won):

	December 31, 2016
Office equipment	￦	208,356
Fixtures and furniture		8,720
Other		285,113
Total, at cost		502,189
Less: Accumulated depreciation		(477,202)
Total, net	￦	24,987

Depreciation expense amounted to ￦10,330 thousand for the year ended December 31, 2016.

NOTE 6 – GOODWILL

In 2011, the Company acquired Intra-Ship Integrated Gateway business from Hyundai BS&C Co., Ltd. and recognized the goodwill of ￦1,430,625 thousand along with the other identifiable assets and liabilities.

The Company assessed relevant events and circumstances in evaluating whether it was more likely than not that its fair value of the reporting unit was less than reporting unit’s carrying amount. Then the implied fair value of goodwill for the reporting unit was compared to the carrying amount of goodwill. With regard to the implied fair value of goodwill, such was determined in the same manner as the amount of goodwill recognized in a business combination. To that end, the Company assigned the fair value of the reporting unit to all of the assets and liabilities of that unit as if the reporting unit had been acquired. The excess of the fair value of the reporting unit over the amounts assigned to its net assets was an indication of the implied fair value of goodwill.

The Company then evaluated the fair value of its reporting unit by estimating through the use of discounted cash flow models, which required management to make significant estimates and assumptions considered to be Level 3 fair value inputs, including anticipated future revenue opportunities, operating margins, and discount rates, among others. As a result of such analysis, the Company concluded that the implied fair value of the goodwill is greater than reporting unit’s carrying amount of goodwill as of December 31, 2016.

NOTE 7 – INTANGIBLE ASSETS

The components of intangible assets that are carried at cost less accumulated amortization are as follows (in thousands of Korean Won):

	December 31, 2016
Description	Gross Carrying Amount		Accumulated Amortization		Net Carrying Amount
Industrial Property Rights	￦	5,960	￦	(4,397)	￦	1,563
Software		62,782		(57,106)		5,676
Customers relationship		500,000		-		500,000
Other		19,625		(19,625)		-
Total	￦	588,367	￦	(81,128)	￦	507,239

F-12

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Amortization expense for intangible assets was ￦8,119 thousand for the year ended December 31, 2016.

The following table outlines the estimated future amortization expense related to intangible assets held as of December 31, 2016 (in thousands of Korean Won):

Year Ending December 31,
2017	￦	106,121
2018		100,419
2019		100,419
2020		100,280
2021		100,000
Total	￦	507,239

NOTE 8 — DEBT

Short-term Borrowings

The Company borrowed ￦260,000 thousand from Kookmin Bank at October 8, 2015 with the maturity of October 2, 2018. The borrowings bear an interest at 2.95% per annum for 2016. The Company paid ￦26,000 thousand and entered into a refinancing agreement at September 29, 2017. At December 31, 2016, the balance for the borrowings was ￦260,000 thousand. The borrowings are guaranteed by Korea Technology Finance Corporation, a government-funded institution.

The Company borrowed ￦260,000 thousand from Kookmin Bank at November 4, 2015 with the maturity of November 2, 2018. The borrowings bear an interest at 2.95% per annum for 2016. The Company paid ￦26,000 thousand and entered into a refinancing agreement at November 3, 2017. At December 31, 2016, the balance for the borrowings was ￦260,000 thousand. The borrowings are guaranteed by Korea Technology Finance Corporation, a government-funded institution.

The Company borrowed ￦1,000,000 thousand from Shinhan Bank at March 23, 2012 with the maturity of March 23, 2013. The maturity of borrowings has been modified multiple times and last set as July 10, 2017. The borrowings bear an interest at 12.00% per annum for 2016. At December 31, 2016, the balance for the borrowings was ￦400,000 thousand. The borrowings are guaranteed by Hyundai BS&C Co., Ltd., a nonaffiliated company.

The Company borrowed ￦1,000,000 thousand from Woori Bank at June 2, 2015 with the maturity of June 1, 2018. The borrowings bear an interest at 4.16% per annum for 2016. At December 31, 2016, the balance for the borrowings was ￦1,000,000 thousand. The borrowings are guaranteed by Korea Technology Finance Corporation, a government-funded institution.

The Company borrowed ￦80,000 thousand from Woori Bank at December 16, 2015 with the maturity of September 10, 2017. The borrowings bear an interest at 10.79% per annum for 2016. At December 31, 2016, the balance for the borrowings was ￦80,000 thousand. The borrowings are collateralized by the savings account of ￦4,000 thousand.

The Company had a bank overdraft from Woori Bank. The overdraft bears an interest at 10.24% per annum for 2016. At December 31, 2016, the balance for the bank overdraft was ￦132,725 thousand. The overdraft is collateralized by the savings account of ￦5,000 thousand and guaranteed by Ung Gyu Kim, President.

F-13

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

The Company borrowed ￦500,000 thousand from Suhyup Bank at July 18, 2016 with the maturity of July 18, 2018. The borrowings bear an interest at 2.50 % per annum for 2016. At December 31, 2016, the balance for the borrowings was ￦500,000 thousand. The borrowings are collateralized by the savings account of ￦3,000 thousand and guaranteed by Hyundai BS&C Co., Ltd., a nonaffiliated company.

As of December 31, 2016, the estimated fair value of the short-term borrowings approximate their carrying values.

Long-term Debt

The components of the long-term debt, including the current portion, are as follows (in thousands of Korean Won):

	December 31, 2016
Loans from Small & medium Business Corporation borrowed at March 23, 2016 with the maturity of March 22, 2021 and at an interest of 4.39% per annum for 2016, guaranteed by Ung Gyu Kim, President	￦	500,000

Loans from Kwangju Bank borrowed at September 24, 2015 with the maturity of September 24, 2018 and at an interest of 5.90% per annum for 2016, guaranteed by Ung Gyu Kim, President and secured by the personal property owned by Ung Gyu Kim, President		350,000
Total		850,000

Less: current portion		(120,000)
Total long-term debt less current portion	￦	730,000

As of December 31, 2016, the estimated fair value of the long-term debt, including the current portion, were ￦730,000.

Maturities of the long-term debt for each of the next five years and thereafter are as follows (in thousands of Korean Won):

Year Ending December 31,
2017	￦	120,000
2018		245,240
2019		276,560
2020		166,560
2021		41,640
Total	￦	850,000

As of December 31, 2016, the Company was in compliance with the financial covenant in credit agreements as defined in the credit agreements.

F-14

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 9 – PENSION PLANS

The Company has a defined contribution plans covering all full time employees who met certain requirements of age, length of service and hours worked per year. Benefits paid to retirees are based upon age at retirement and years of credited service.

Information with respect to changes in benefit obligation and the funded status of the plans is as follows (in thousands of Korean Won):

	December 31, 2016
Change in projected benefit liability
Liability at beginning of year	￦	828,523
Service cost		200,789
Interest cost		9,269
Benefit payments		(84,268)
Prior service cost		-
Remeasurement of defined benefit liabilities		(73,657)
Liability at end of year		880,656

Plan assets at end of year		-

Funded status and net liability recognized	￦	(880,656)

The components of benefit expense are as follows (in thousands of Korean Won):

	December 31, 2016

Service cost	￦	200,790
Interest cost		9,269
Prior service cost		-
Total	￦	210,059

The weighted-average assumptions used to determine projected benefit liability and benefit expense for pension plans are as follows:

2016
Discount rate	2.68%
Expected long-term rate of return on plan assets	N/A
Rate of compensation increase	2.00%

The estimated future benefit payments are as follows (in thousands of Korean Won):

Year Ending December 31,
2017	￦	42,316
2018		597,402
2019		56,448
2020		61,757
2021		66,482
		2,256,884
Total	￦	3,081,289

NOTE 10 – REDEEMABLE CONVERTIBLE PREFERRED STOCK

On May 17, 2016, the Company entered into a securities purchase agreement with an accredited investor to place 12,800 redeemable convertible preferred shares (the “Preferred Stock”), par value ￦10,000 per share, in the aggregate principal amount of ￦640,000 thousand (the “Transaction”). The proceeds from sales of the Preferred Stock, net of issuance cost of ￦3,993 thousand were fully received at June 8, 2016.

F-15

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

The Preferred Stock has the following rights, privileges and preferences:

●	Dividends. Holders of the Preferred Stock are entitled to receive dividends of 1% of par value as declared by the board of directors on the common stock and have the participation rights.
●	Liquidation. In the event of a liquidation of the Company, including a change of control transaction, holders of the Preferred Stock are entitled to be paid an amount equal to their investment amount before any payment is made to any other holders of the common stock.
●	Voting. Holders of the Preferred Stock have the same voting rights as those of the common stock.
●	Conversion. The Preferred Stock is convertible into shares of the common stock at any time at the holder’s election. The Shares automatically convert into common stock one year after the issuance unless the Preferred Stock is redeemed at the option of the investor. The Preferred Stock is convertible on a one to one basis into common stock.
●	Redemption. The Preferred Stock is redeemable at its issuance cost plus redemption premium of 8% of interest on the cost if the Company fails to be listed in stock exchanges market within 11 months after the issuance at the holder’s election.

On May 30, 2017, all redeemable convertible preferred shares were converted into 12,800 shares of common stock of e-Marine Co. Ltd.

NOTE 11 – INCOME TAXES

The provision for income taxes consisted of the following (in thousands of Korean Won):

	2016
Current	￦	-
Deferred		16,205
Total	￦	16,205

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the year ended December 31, 2016:

2016
Income taxes at Federal statutory rate	34.00%
Foreign tax rate differential	(12.00)%
Change in valuation allowance	(22.81)%
Other	2.06%
Effective tax rate	1.25%

Significant components of the Company’s deferred tax assets and liabilities are as follows (in thousands of Korean Won):

	2016
Accounts receivable	￦	58,331
Inventories		301,786
Property and equipment		(1,414)
Goodwill and intangible assets		1,199,275
Accounts payable		68,521
Pension benefits		193,744
Other		(2,288)
Net operating losses		85,893
Tax credit carryforwards		681,695
Deferred tax assets, gross		2,585,543

Valuation allowances		(2,585,543)
Deferred tax assets, net	￦	-

F-16

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

The Company has a net operating loss carryforward for tax purposes totaling ￦85,893 thousand at December 31, 2016, expiring through the year 2026.

The Company’s tax jurisdiction is the Republic of Korea.

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2016, due to the uncertainty of realizing the deferred income tax assets. The valuation allowance was increased by ￦297,420 thousand for the year ended December 31, 2016. The Company’s tax years for 2013 through 2017 may still be subject to tax examination.

NOTE 12 – RELATED PARTY TRANSACTIONS

As of December 31, 2016, the Company loaned ￦164,000 thousand to the Company’s officers and employees. The loans receivable bear an interest of 4.60% per annum and are redeemable on demand.

The Company borrowed ￦53,000 thousand from Min Sik Park, Senior Vice President, at December 31, 2015 with the maturity of December 30, 2018. The borrowings bear an interest at 9.50 % per annum. At December 31, 2016, the balance for the borrowings was ￦36,550 thousand.

The Company borrowed ￦120,000 thousand from Seung Ho Yang, Senior Vice President, at December 30, 2015 with the maturity of December 29, 2018. The borrowings bear an interest at 9.50 % per annum. At December 31, 2016, the balance for the borrowings was ￦82,755 thousand.

The Company borrowed ￦9,000 thousand from Yong Seuk Suh, Senior Manager, at May 23, 2016 with the maturity of January 20, 2017. The borrowings bear an interest at 4.60 % per annum. At December 31, 2016, the balance for the borrowings was ￦9,000 thousand.

The Company borrowed ￦30,000 thousand from Dal Gyu Kim, Senior Vice President, at November 30, 2016 with the maturity of January 26, 2017. The borrowings bear an interest at 4.60 % per annum. At December 31, 2016, the balance for the borrowings was ￦30,000 thousand.

The Company borrowed ￦123,000 thousand from Ung Gyu Kim, President, at May 23, 2016 with the maturity of April 7, 2017. The borrowings bear an interest at 4.60% per annum. At December 31, 2016, the balance for the borrowings was ￦63,200 thousand.

NOTE 13 – COMMITMENTS AND CONTINGENCIES

Maintenance Bond

In connection with service agreements with certain customers, the Company is required to provide a maintenance bond to guarantee the maintenance for a specified period of time following completion of service. The Company purchases maintenance bonds from third-party guarantors and is not exposed to contingent liabilities.

F-17

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Legal Proceedings

From time to time the Company may be named in claims arising in the ordinary course of business. Currently, no legal proceedings, government actions, administrative actions, investigations or claims are pending against the Company or involve the Company that, in the opinion of management, could reasonably be expected to have a material adverse effect on its business and financial condition except for the lawsuit against Shinwoo E&D Co., Ltd. (“Shinwoo”). There was an unpaid amount due ￦84,095,000 from Shinwoo in dispute as of December 31, 2016. The Company filed a lawsuit and the ruling by the district count at January 18, 2018 was in favor of the Company. Shinwoo appealed against the court decision at February 1, 2018. The Company believes it is probable that it will not suffer from an adverse outcome related to the case. The Company does not record any reserve related to this dispute as of December 31, 2016.

NOTE 14 — CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of deposits in banks and accounts receivable.

The Company maintains cash in accounts which are in excess of Korea Deposit Insurance Corporation (“KDIC”) insured limits of ￦50,000 thousand. As of December 31, 2016, the balance for 1 deposit account was in excess of the KDIC insurance coverage limit by ￦107,253 thousand.

Credit risk with respect to trade accounts receivable was concentrated with 3 customers in 2016.

At December 31, 2016, National Information Society Agency, Shinwoo E&D Co., Ltd. and KC Device Co., Ltd represented 25%, 20% and 18% of accounts receivable outstanding.

The Company performs ongoing credit evaluations of its customers’ financial condition to mitigate its credit risk. The deterioration of the financial condition of its major customers could adversely impact the Company’s operations. From time to time where the Company determines that circumstances warrant, the Company extends payment terms beyond its standard payment terms.

During the year ended December 31, 2016, Hyundai Heavy Industries Co., Ltd., National Information Society Agency and Ministry of Ocean and Fisheries represented 16%, 11% and 11% of the Company’s net sales.

NOTE 15 — CHANGES FROM PREVIOUSLY REPORTED FINANCIAL STATEMENTS

Certain financial information originally included in Form 8-K/A filed at October 6, 2017 has been reclassified in the current presentation. These reclassifications had no effect on previously reported statement of operations.

The summary of changes from the previous filing is as follows (in thousands of Korean Won):

	Previous Presentation		Current Presentation

Balance sheet
Goodwill	￦	1,930,625	￦	1,430,625
Intangible assets, net		7,239		507,239

Statement of cash flows
Payroll offset against loan to affiliate		-		6,000
Nontrade payables		366,494		344,627
Pension benefits payments		(84,269)		(84,268)
Purchase of short-term financial instruments		-		(123,110)
Proceeds from disposals of short-term financial instruments		-		85,114
Increase in short-term financial instruments		(37,996)		-
Decrease in loans to related parties		206,000		-
Purchase of intangible assets		(21,867)		-
Drawdown of short-term borrowings		3,250,000		1,898,665
Repayment of short-term borrowings		(4,139,823)		(2,588,489)
Advances from related party		-		162,000
Repayment of long-term debt		(53,695)		-
Increase in loans from related parties		162,000		-
Repayment of loans from related parties		(59,800)		(113,495)
Reclassification of long-term debt to current portion of long-term debt		120,000		-
Payables in connection with the business acquisition		478,133		-
Consideration of business acquisition		-		500,000
Offset of loans from related parties against loans to related parties		-		200,000
Refinancing of short-term borrowings		-		1,600,000

F-18

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 16 — SUBSEQUENT EVENTS

The Company has evaluated events that have occurred after the balance sheet date but before the financial statements are issued and determined that there were no subsequent events or transactions that required recognition or disclosure in the financial statements other than those that occurred since the Company was merged into a public company to become a smaller reporting company.

Share Exchange Agreement

On July 25, 2017, the Company entered into a share exchange agreement (the “Exchange Agreement”) with Pollex, Inc., a Nevada corporation (“Pollex” or the “Parent”), and the shareholders of the Company (the “Shareholders”), pursuant to which the Shareholders assigned, transferred and delivered, free and clear of all liens, 100% of the issued and outstanding shares of common stock of the Company, representing 100% of the equity interest in the Company (the “Shares”) to Pollex in exchange for 14,975,000 restricted shares of common stock of Pollex (the “Exchange Shares”). The transaction closed on July 25, 2017 (the “Closing Date”).

As a result, the Company became a wholly-owned subsidiary of Pollex, and the Shareholders acquired a controlling interest in Pollex (the “Share Exchange”). For accounting purposes, the Share Exchange was treated as an acquisition of Pollex and a recapitalization of the Company. The Company is the accounting acquirer, and the results of its operations carryover. Accordingly, the operations of Pollex are not carried over and have been adjusted to $0. The assets and liabilities of the Company have been brought forward at its book value and no goodwill has been recognized.

Merger and Name Change

On August 15, 2017, Pollex, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Pollex merged with its wholly-owned subsidiary (the “Merger Sub” and, the transaction, the “Merger”). Upon consummation of the Merger, the separate existence of Merger Sub ceased.

The purpose of the Merger was to effect a change of the corporate name from Pollex, Inc., to eMARINE Global Inc. Upon the filing of Articles of Merger, Pollex’s Articles of Incorporation were deemed amended to reflect the name change.

As a result of the name change, e-Marine Co., Ltd. became a wholly-owned subsidiary of eMARINE Global Inc.

Warrants

As of May 29, 2018, the Parent. has outstanding warrants to purchase up to an aggregate of 12,916,688 shares of common stock, par value $0.001 per share, for a period of three years from the date of issuance, July 25, 2017, at an exercise price of $0.60 per share, subject to adjustments as set forth in the warrant. The Parent also has outstanding warrants to purchase up to an aggregate of 1,100,000 shares of common stock, par value $0.001 per share, for a period of three years from the date of issuance, July 25, 2017, at an exercise price of $0.08 per share, subject to adjustments as set forth in the warrant.

F-19

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

The Parent may issue warrants to non-employees in capital raising transactions or for services. In accordance with ASC 718, “Compensation—Stock Compensation”, the cost of warrants issued to non-employees is measured on the grant date based on the fair value. The fair value is determined using the Black-Scholes option pricing model. The resulting amount is charged to expense on the straight-line basis over the period in which eMARINE Global Inc. expects to receive the benefit, which is generally the vesting period.

Private Placement Offering

On July 25, 2017, the Parent entered into a subscription agreement with selected accredited investors. Pursuant to the terms of the subscription agreement, the Parent offered in a private placement $2,250,000 of units. Each unit has a purchase price of $0.50 and consisted of (i) one (1) share of the Parent’s common stock, par value $0.001 per share; and (ii) warrants to purchase two and one-half (2.5) shares of the Parent’s common stock. The warrants are exercisable for a period of three (3) years from the date of issuance at an exercise price of $0.60 per share, subject to adjustment as provided in the agreement evidencing the warrants.

The offering closed on July 25, 2017. At the closing, the Parent received subscriptions for the full offering of $2,250,000, with gross proceeds of $1,765,000 (approximately ￦2,009,844 thousand) being received by the Parent as of such date. The Parent issued a total of 3,530,000 shares and 8,825,000 warrants to purchase up to 8,825,000 shares of the Parent’s common stock.

Since the closing, the Parent received gross proceeds in the amount of $165,000 (approximately ￦184,190 thousand), and issued to the relevant investors an aggregate of 330,000 shares and warrants to purchase 825,000 shares.

On March 23, 2018, the Parent entered into a subscription agreement with selected accredited investors. Pursuant to the terms of the Subscription Agreement, the Parent sold in a private placement an aggregate of 866,675 units at a purchase price of $0.60 per unit. Each unit consists of (i) one (1) share of the Parent’s common stock, par value $0.001 per share; and (ii) warrants to purchase two and one-half (2.5) shares of the Parent’s common stock. The warrants are exercisable for a period of three (3) years from the date of issuance at an exercise price of $0.70 per share, subject to adjustment as provided in the agreement evidencing the warrants.

At closing, eMARINE Global Inc. issued an aggregate of 866,675 shares and 2,166,688 warrants for total gross proceeds of $520,005.

Consulting Agreement

On July 25, 2017, the Parent entered into a consulting agreement (the “Consulting Agreement”) with Peach Management LLC, a limited liability company organized under the laws of the Commonwealth of Puerto Rico (“Consultant”), for a term of twenty four months, effective as of July 25, 2017 (the “Term”). Pursuant to the terms of the Consulting Agreement, Consultant will assist the Parent with introductions to investor relation firms located within and outside the United States to develop and implement capital markets messaging reflected in press releases, shareholder letters, PowerPoint presentations, social media and traditional media (the “Services”) during the Term. In consideration of the Services to be rendered by Consultant, the Parent shall issue to Consultant warrants to purchase up to 1,100,000 shares of the Parent’s common stock, par value $0.001 per share (the “Consultant Warrants”). The Consultant Warrants shall have a term of three years and have an exercise price equal to $0.08 per share.

F-20

e-Marine Co., Ltd.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

In connection with the issuance of these warrants, the Parent charged approximately ￦620,994 thousand of professional fees to expense.

The fair value of stock warrants was determined at the date of grant using the Black-Scholes option pricing model (the “Black-Scholes model”) The Black-Scholes model requires management to make various estimates and assumptions, including expected term, expected volatility, risk-free rate, and dividend yield. The expected term represents the period of time that stock-based compensation awards granted are expected to be outstanding and is estimated based on considerations including the vesting period, contractual term and anticipated employee exercise patterns. Expected volatility is based on the historical volatility of the Parent’s stock. The risk-free rate is based on the U.S. Treasury yield curve in relation to the contractual life of stock-based compensation instrument. The dividend yield assumption is based on historical patterns and future expectations for the Parent’s dividends.

The following table includes the estimates and assumptions used in the Black-Scholes model:

Stock price	$0.57
Exercise price	$0.08
Contractual term (Years)	3
Volatility	70.22%
Risk-free rate	1.53%
Expected dividend rate	0.00%

Other Issuances

In connection with the Exchange Agreement and Subscription Agreement, the Parent issued to RedChip Companies, Inc. and Sichenzia Ross Ference Kesner LLP an aggregate of 2,200,000 shares of the Parent’s common stock, par value $0.001 per share. The fair value of such shares issued is approximately ￦1,417,159 thousand and is recorded as additional paid in capital as these shares were issued as the consideration for the capital raising.

F-21